UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Zacks All-Cap Core Fund

(Institutional Class: CZOVX)

Zacks Small-Cap Core Fund

(Investor Class: ZSCCX)

(Institutional Class: ZSCIX)

Zacks Dividend Fund

(Investor Class: ZDIVX)

(Institutional Class: ZDIIX)

ANNUAL REPORT

November 30, 2022

Zacks Funds

Each a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedules of Investments	9
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	29
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	44
Supplemental Information	45
Expense Examples	54

This report and the financial statements contained herein are provided for the general information of the shareholders of the Zacks Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.zacksfunds.com

Dear Shareholders:

We are pleased to provide the Annual Report for the following Funds for the one-year period ending November 30, 2022:

●	Zacks All-Cap Core Fund

●	Zacks Small-Cap Core Fund

●	Zacks Dividend Fund

All-Cap Core Fund

The Zacks All-Cap Core Fund Institutional Class returned -9.43%% for the one-year period ending November 30, 2022, outperforming the Russell 3000 which returned -10.80% for the same period.

In fourth quarter, the Russell 3000 recovered from the steep losses in the previous quarters. This recovery was led by the value stocks outperforming the growth stocks and the overall benchmark. Rising interest rates made a push for investors to turn to value stocks with good fundamentals. The defensive stocks outperformed the dynamic stocks and the value-defensive stocks were the best performer among all categories. For the financial year of 2022, the performance of fourth quarter holds true for the entire year’s performance, with value outperforming the growth and value-defensive outperforming all the categories. For Russell 3000, the leading performers of fourth quarter were the energy and producer durables. All Cap was rightly overweight in these two sectors which helped the portfolio’s overall performance. The stock selection in these two sectors hurt the portfolio. Consumer Discretionary and Technology were the worst performing sectors of the fourth quarter and the All Cap benefitted by underweighting these two sectors. The best and worst performing sectors of the 2022 financial year remain the same as the fourth quarter. All Cap benefitted by being overweight and underweight on them respectively. The allocation effects helped the most for All Cap outperforming the Russell 3000.

Overall, 2022 has been a good year for All Cap with market undergoing the much-needed correction in valuation. The fed policy of quantitative tightening and controlling inflation through raising interest rates served as a catalyst for this correction. The supply chain impact due to COVID-19, increase in gas prices and Ukraine war are some of the factors contributing to the inflation. We expect the quantitative tightening policies of the Fed to continue in 2023. We also expect the trend of value stocks outperforming the growth stocks to continue in next quarter of 2023. Many companies have started cost cutting measures in fourth quarter of 2022 and are expected to continue that 2023. This provides with many great opportunities to buy good businesses with strong fundamentals in this economy and we hope to capitalize on them.

Zacks Small-Cap Core Fund

The Zacks Small-Cap Core Fund Institutional Class returned -2.77% for the one-year period ending November 30, 2022, outperforming its benchmark, the Russell 2000 Index, which returned -13.01%.

During Q4 2022 small cap stocks as an asset class underperformed mid cap and large cap stocks. During the quarter US economic and employment growth stayed strong. Towards the end of the quarter China started relaxing their strict COVID-19 lockdown. Energy prices also started getting lower. Inflation remained uncomfortably high and in order to bring it down Federal Reserve maintained tightening of financial conditions by raising interest rates faster and winding down their balance sheet. Markets started weighing the pros of a still strong economic and employment growth verses the cons of tighter financial conditions leading to future economic slowdown and potential recession and in this environment smaller stocks underperformed their larger counterparts.

In small cap space, Energy, Industrials, Materials, Consumer Staples and Consumer Discretionary, and Utility sectors outperformed. Health Care and Technology sectors underperformed. Our overweight to Energy, Industrials, and Consumer Discretionary sectors and underweight to Health Care sector helped the relative performance. Our underweight to Materials, Utilities, and Consumer Staples sectors and overweight to Technology sector hurt the relative performance.

If Federal reserve’s target of lowering inflation without causing a severe recession is achieved and sustained COVID-19 recovery and broader economic reopening remains in place, then growth sensitive small-cap stocks could produce strong gains, with small-cap stocks reaping the benefits of investors maintaining a high appetite for risk.

Zacks Dividend Fund

The Zacks Dividend Fund Institutional Class returned 6.59% for the one-year period ending November 30, 2022, outperforming its benchmark, the Russell 1000 Value Index, which returned 2.42%.

During Q4 2022 value stocks as an asset class outperformed their growth counterparts. During the quarter jobs growth and consumer spending stayed strong and inflation though showing signs of peaking remained broad and high. Federal Reserve stuck firmly to their commitment to bring down inflation by raising interest rates rapidly and gave projections that rates were going to stay higher for longer. Other central banks around the world also to varying levels started raising interest rates to get inflation under control. In addition, China started relaxing their COVID-19 lockdowns though inflation levels stayed uncomfortably high there. All this created an environment of high volatility in equities, bond yields and currency exchange rates. Still strong economic and employment growth and lowering of energy prices provided a positive backdrop. Worries about tight financial conditions leading to a future economic slowdown and potentially a recession acted as a negative backdrop. During the quarter investors were more willing to consider the positive factors outweighing negative factors and equities in sectors more positively exposed to economic strength in large value universe produced strong returns.

In the ‘large value’ space, Energy, Consumer staples, Industrials, and Materials sectors outperformed.

Technology, Utilities, and Real estate sectors underperformed. Our Overweight in Energy, Consumer Staples sectors and underweight in Technology sector helped the relative performance. Our underweight in Materials sector hurt the relative performance.

If Federal Reserve’s target of lowering inflation without causing a severe recession is achieved and sustained COVID-19 recovery and broader economic reopening remains in place, and inflation and interest rates get under control, then the markets could do well in the coming months and the strategy could produce attractive returns.

Conclusion

In 2023, I expect global economic growth to slow, with mild recession in Europe, a challenging first half for China’s reopening which should give way to a strong recovery in the second half, and pockets of resilience in the U.S. economy.

By mid-year, the Fed may find that fed funds rate is higher than CPI, and that job openings have fallen enough to cool wage inflation pressure. This scenario would make the peak of the interest rate cycle much easier to forecast, in my view, which should also factor as a significant tailwind for stocks.

Weaker corporate earnings in the first half of the year seem assured, which may present opportunities for investors to position ahead of the earnings recovery. Historically, bull markets have started when the economy is at its weakest and corporate earnings are approaching a trough, both of which are conditions I believe will materialize in the coming months.

The wildcard in any forecast, however, is whether inflation surprises to the upside—because of another commodity market shock or any other extraneous factor—which would prompt the Fed to be more aggressive than expected. Our outlook and positioning would likely change considerably in this scenario, so it will be important to remain vigilant.

Sincerely,

Mitchel Zacks

Portfolio Manager

Zacks Funds

The views in this letter were as of November 30th and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Risk Disclosure

Investment Risk. An investment in the Funds is subject to risks, and you could lose money on your investment. There can be no assurance that a Fund will achieve its investment objective.

Equity Risk. A principal risk of investing in the Funds is equity risk, which is the risk that the value of the securities held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by a Fund participate, or factors relating to specific companies in which a Fund invests.

Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Income and Distribution Risk. The income that shareholders receive from a Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments a Fund receives can vary widely and there is no guarantee that they will be paid at all.

Foreign Investment Risk. Although the Funds will limit their investment in securities of foreign issuers to ADRs and Canadian issuers, a Fund’s investment in non-U.S. issuers may involve unique risks compared to investing insecurities of U.S. issuers. Adverse political, economic or social developments could undermine the value of a Fund’s investments or prevent a Fund from realizing the full value of its investments.

Short Sales Risk. As part of its investment strategies, the Zacks Small-Cap Core Fund will sell stocks short. There are risks involved in selling stock short including the possibility that the Fund may not be able to close out a short position at a particular time or at a particular price. The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

Market Turbulence Resulting from COVID-19. The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

Zacks All-Cap Core Fund

FUND PERFORMANCE at November 30, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares with a similar investment in the Russell 3000 Index during the periods shown. Results include the reinvestment of all dividends and capital gain.

The Russell 3000 Index is a broad representation of the U.S. equity market. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of November 30, 2022	1 Year	5 Years	10 Years
Institutional Class[1]	-9.43%	9.76%	8.04%
Russell 3000 Index	-10.80%	10.33%	9.19%

¹	Performance for periods prior to April 16, 2018, reflect performance of the Investor Class, which were re-designated as Institutional Class shares on April 16, 2018. The Investor Class shares were subject to a distribution fee pursuant to a Rule 12b-1 Plan and therefore had a higher expense ratio than the Institutional Class. The distribution fee is reflected in the Fund’s performance for periods prior to April 16, 2018. Prior to October 31, 2016, the Investor Class shares of the Fund were designated as Class A shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 453-4003.

Gross and net expense ratios for Institutional Class shares were 1.14% and 1.00%, respectively, which were the amounts stated in the current summary prospectus dated April 1, 2022. For the Fund’s most current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.00% of the average daily net assets for Institutional Class shares of the Fund. This agreement is in effect until March 31, 2025 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a 2.00% redemption fee.

Zacks Small-Cap Core Fund

FUND PERFORMANCE at November 30, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Investor Class shares with a similar investment in the Russell 2000 Index during the period shown. The performance graph above is shown for the Fund’s Investor Class shares, Institutional Class shares performance may vary. Results include reinvestment of all dividends and capital gains.

The Russell 2000 Index measures the performance of the small-cap value segment of the U.S. equity universe. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of November 30, 2022	1 Year	5 Years	10 Years
Investor Class	-3.01%	4.45%	10.54%
Institutional Class[1]	-2.77%	4.71%	10.82%
Russell 2000 Index	-13.01%	5.45%	10.13%

[1]	The performance figures for Institutional Class shares include the performance of the Investor Class shares for the periods prior to the inception date, February 28, 2014, of Institutional Class shares. Investor Class shares impose higher expenses than that of Institutional Class shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 453-4003.

Gross and net expense ratios for Investor Class shares were 1.61% and 1.39%, respectively, and for Institutional Class shares were 1.36% and 1.14%, respectively, which were the amounts stated in the current prospectus dated April 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.39% and 1.14% of the average daily net assets of the Investor Class, and Institutional Class shares of the Fund, respectively. This agreement is in effect until March 31, 2025 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Zacks Small-Cap Core Fund

FUND PERFORMANCE at November 30, 2022 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a 2.00% redemption fee.

Zacks Dividend Fund

FUND PERFORMANCE at November 30, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Investor Class shares, made at its inception, with a similar investment in the Russell 1000 Value Index. The performance graph above is shown for the Fund’s Investor Class shares, Institutional Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Value Index is a subset of the Russell 3000 Index. The Russell 1000 Value Index (maintained by the Russell Investment Group) comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of November 30, 2022	1 Year	5 Years	Since Inception	Inception Date
Investor Class	7.26%	8.24%	9.34%	01/31/14
Institutional Class[1]	6.59%	8.32%	9.50%	01/31/17
Russell 1000 Value Index	2.42%	7.86%	9.18%	01/31/14

[1]	The performance figures for Institutional Class shares include the performance of the Investor Class shares for the periods prior to the inception date of Institutional Class shares. Investor Class shares impose higher expenses than that of Institutional Class shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 453-4003.

The expense ratio was 1.30% and 1.05% for the investor and institutional class, respectively, which were the amounts stated in the current prospectus dated April 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.30% and 1.05% of the average daily net assets for Investor Class shares and Institutional Class shares of the Fund, respectively. This agreement is in effect until March 31, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a 2.00% redemption fee.

Zacks All-Cap Core Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS — 99.6%
	BASIC MATERIALS — 1.4%
3,726	Celanese Corp.	$399,800
1,649	CF Industries Holdings, Inc.	178,405
3,298	Dow, Inc.	168,099
		746,304
	COMMUNICATIONS — 10.6%
9,056	Alphabet, Inc. - Class A*	914,565
3,019	Alphabet, Inc. - Class C*	306,278
9,335	Amazon.com, Inc.*	901,201
1,325	Arista Networks, Inc.*	184,573
7,127	Cisco Systems, Inc.	354,354
1,929	Expedia Group, Inc.*	206,094
2,096	Meta Platforms, Inc. - Class A*	247,538
1,286	Netflix, Inc.*	392,912
2,152	Nice Ltd. - ADR*,1	417,854
1,174	Palo Alto Networks, Inc.*	199,463
3,466	T-Mobile US, Inc.*	524,960
8,189	Uber Technologies, Inc.*	238,627
8,888	Verizon Communications, Inc.	346,454
3,438	Walt Disney Co.*	336,477
		5,571,350
	CONSUMER, CYCLICAL — 9.9%
6,988	BJ's Wholesale Club Holdings, Inc.*	525,777
5,814	General Motors Co.	235,816
2,996	Home Depot, Inc.	970,674
1,135	Marriott International, Inc. - Class A	187,672
1,618	McDonald's Corp.	441,374
7,435	MGM Resorts International	274,054
3,214	NIKE, Inc. - Class B	352,544
1,465	PACCAR, Inc.	155,158
7,043	PulteGroup, Inc.	315,386
3,455	Tesla, Inc.*	672,688
11,152	Univar Solutions, Inc.*	369,466
4,704	Walmart, Inc.	716,984
		5,217,593

Zacks All-Cap Core Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL — 25.5%
1,509	Abbott Laboratories	$162,338
3,298	AbbVie, Inc.	531,572
2,012	Amgen, Inc.	576,237
1,240	Automatic Data Processing, Inc.	327,534
5,842	Bristol-Myers Squibb Co.	468,996
1,140	Cintas Corp.	526,429
2,627	Colgate-Palmolive Co.	203,540
6,624	CVS Health Corp.	674,853
2,516	Danaher Corp.	687,900
1,381	Eli Lilly & Co.	512,461
2,430	Gilead Sciences, Inc.	213,427
3,298	Hershey Co.	775,591
4,081	Johnson & Johnson	726,418
7,071	Kraft Heinz Co.	278,244
1,649	Laboratory Corp. of America Holdings	396,914
2,068	Lantheus Holdings, Inc.*	128,381
1,174	Molina Healthcare, Inc.*	395,368
1,350	Moody's Corp.	402,665
1,565	Neurocrine Biosciences, Inc.*	198,849
2,823	PayPal Holdings, Inc.*	221,351
4,779	PepsiCo, Inc.	886,552
9,811	Pfizer, Inc.	491,825
7,575	Procter & Gamble Co.	1,129,887
1,398	Stryker Corp.	326,978
4,752	Sysco Corp.	411,096
878	Thermo Fisher Scientific, Inc.	491,873
2,309	UnitedHealth Group, Inc.	1,264,778
		13,412,057
	ENERGY — 6.3%
6,680	Chevron Corp.	1,224,511
7,351	ConocoPhillips	907,922
5,298	Devon Energy Corp.	363,019
1,398	EOG Resources, Inc.	198,418
14,786	Marathon Oil Corp.	452,895
3,684	Schlumberger Ltd.[1]	189,910
		3,336,675

Zacks All-Cap Core Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIAL — 14.0%
4,220	American Express Co.	$665,030
1,694	Ameriprise Financial, Inc.	562,323
18,000	Bank of America Corp.	681,300
400	BlackRock, Inc.	286,400
4,397	Citizens Financial Group, Inc.	186,345
2,432	Crown Castle, Inc. - REIT	343,958
7,407	Hartford Financial Services Group, Inc.	565,673
5,494	JPMorgan Chase & Co.	759,161
24,009	KeyCorp	451,609
2,963	Life Storage, Inc. - REIT	318,493
4,332	Marsh & McLennan Cos., Inc.	750,216
7,910	MetLife, Inc.	606,697
2,488	Mid-America Apartment Communities, Inc. - REIT	410,221
1,370	Prologis, Inc. - REIT	161,372
2,114	W R Berkley Corp.	161,256
2,823	Western Alliance Bancorp	193,488
2,683	Wintrust Financial Corp.	245,307
		7,348,849
	INDUSTRIAL — 8.7%
1,593	Agilent Technologies, Inc.	246,883
2,823	C.H. Robinson Worldwide, Inc.	282,921
3,242	Caterpillar, Inc.	766,441
956	Deere & Co.	421,596
2,012	EMCOR Group, Inc.	311,659
8,773	Graphic Packaging Holding Co.	201,603
2,795	Honeywell International, Inc.	613,642
3,989	Jabil, Inc.	287,966
2,795	Raytheon Technologies Corp.	275,922
3,885	Republic Services, Inc.	541,142
917	Rockwell Automation, Inc.	242,290
2,376	Tetra Tech, Inc.	367,306
		4,559,371
	TECHNOLOGY — 19.7%
2,242	Accenture PLC - Class A1	674,685
4,081	Advanced Micro Devices, Inc.*	316,808
886	ANSYS, Inc.*	225,310

Zacks All-Cap Core Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
13,081	Apple, Inc.	$1,936,380
4,584	Applied Materials, Inc.	502,406
1,302	CACI International, Inc. - Class A*	406,615
2,124	Cadence Design Systems, Inc.*	365,413
2,767	Fiserv, Inc.*	288,764
5,888	Fortinet, Inc.*	313,006
894	Intuit, Inc.	364,385
2,322	Manhattan Associates, Inc.*	292,433
6,566	Microsoft Corp.	1,675,249
3,522	NVIDIA Corp.	596,028
9,335	Pure Storage, Inc.*	272,489
2,739	QUALCOMM, Inc.	346,456
1,146	Qualys, Inc.*	141,325
1,756	Salesforce, Inc.*	281,399
1,314	Snowflake, Inc. - Class A*	187,771
2,080	Synopsys, Inc.*	706,243
2,460	Texas Instruments, Inc.	443,932
		10,337,097
	UTILITIES — 3.5%
8,441	American Electric Power Co., Inc.	817,089
5,056	NextEra Energy, Inc.	428,243
4,528	Portland General Electric Co.	222,914
5,702	Southern Co.	385,683
		1,853,929
	TOTAL COMMON STOCKS
	(Cost $40,324,639)	52,383,225

Zacks All-Cap Core Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 0.3%
$178,044	UMB Bank Demand Deposit, 0.01% [2]	$178,044
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $178,044)	178,044

	TOTAL INVESTMENTS — 99.9%
	(Cost $40,502,683)	52,561,269

	Other Assets in Excess of Liabilities — 0.1%	28,135
	TOTAL NET ASSETS — 100.0%	$52,589,404

ADR — American Depository Receipt

PLC — Public Limited Company

REIT — Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security is denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Zacks All-Cap Core Fund

SUMMARY OF INVESTMENTS

As of November 30, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	25.5%
Technology	19.7%
Financial	14.0%
Communications	10.6%
Consumer, Cyclical	9.9%
Industrial	8.7%
Energy	6.3%
Utilities	3.5%
Basic Materials	1.4%
Total Common Stocks	99.6%
Short-Term Investments	0.3%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Zacks Small-Cap Core Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS — 98.1%
	BASIC MATERIALS — 4.4%
20,787	American Vanguard Corp.	$478,101
5,263	Balchem Corp.	741,030
4,891	Hawkins, Inc.	203,466
2,168	Innospec, Inc.	240,409
		1,663,006
	COMMUNICATIONS — 2.7%
7,897	ePlus, Inc.*	392,165
12,570	HealthStream, Inc.*	319,278
37,990	Liberty Latin America Ltd. - Class A*,1	294,043
		1,005,486
	CONSUMER, CYCLICAL — 6.9%
13,360	Forestar Group, Inc.*	198,129
8,494	GMS, Inc.*	417,055
3,498	Johnson Outdoors, Inc. - Class A	197,847
8,255	Marine Products Corp.	96,171
6,223	Monarch Casino & Resort, Inc.*	528,022
9,148	Rush Enterprises, Inc. - Class A	471,396
6,683	Skyline Champion Corp.*	347,449
14,151	Titan International, Inc.*	202,784
3,127	Titan Machinery, Inc.*	137,682
		2,596,535
	CONSUMER, NON-CYCLICAL — 14.3%
104,124	Axcella Health, Inc.*	87,506
14,956	CBIZ, Inc.*	742,565
3,257	CRA International, Inc.	401,458
55,801	EQRx, Inc.*	209,812
2,721	Forrester Research, Inc.*	95,725
3,693	ICF International, Inc.	400,210
4,219	Inter Parfums, Inc.	402,029
3,402	iRadimed Corp.	100,563
3,386	Korn Ferry	193,104
1,905	Lantheus Holdings, Inc.*	118,262
1,585	Medpace Holdings, Inc.*	332,676
2,650	Merit Medical Systems, Inc.*	190,800
21,041	Option Care Health, Inc.*	633,544

Zacks Small-Cap Core Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
32,416	scPharmaceuticals, Inc.*	$237,609
1,223	Shockwave Medical, Inc.*	310,153
8,896	SP Plus Corp.*	310,381
14,121	Surgery Partners, Inc.*	399,766
27,379	Vivint Smart Home, Inc.*	254,077
		5,420,240
	ENERGY — 7.2%
7,465	Golar LNG Ltd.*,[1]	187,148
59,171	NexTier Oilfield Solutions, Inc.*	602,952
22,000	NOW, Inc.*	274,560
13,548	Ovintiv, Inc.	755,436
38,194	Select Energy Services, Inc. - Class A	312,809
55,000	Solaris Oilfield Infrastructure, Inc. - Class A	603,350
		2,736,255
	FINANCIAL — 28.5%
7,556	1st Source Corp.	431,448
5,013	Amerant Bancorp, Inc.	147,683
10,566	American Assets Trust, Inc. - REIT	309,478
28,079	Armada Hoffler Properties, Inc. - REIT	341,160
19,273	AssetMark Financial Holdings, Inc.*	479,127
18,512	Bank of NT Butterfield & Son Ltd.[1]	644,218
29,228	Byline Bancorp, Inc.	666,106
14,234	Carter Bankshares, Inc.*	263,898
9,261	Cohen & Steers, Inc.	613,541
15,720	Community Trust Bancorp, Inc.	753,145
19,107	CrossFirst Bankshares, Inc.*	265,014
16,387	Employers Holdings, Inc.	761,504
14,091	First Financial Corp.	677,354
6,617	Great Southern Bancorp, Inc.	414,555
5,768	Guaranty Bancshares, Inc.	205,341
15,258	HBT Financial, Inc.	299,820
21,108	Horizon Bancorp, Inc.	343,216
3,991	McGrath RentCorp	391,597
6,543	MidWestOne Financial Group, Inc.	228,285
9,021	Origin Bancorp, Inc.	369,139
6,913	Peapack-Gladstone Financial Corp.	284,954

Zacks Small-Cap Core Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
8,851	Peoples Bancorp, Inc.	$265,530
9,251	Republic Bancorp, Inc. - Class A	407,692
9,743	South Plains Financial, Inc.	301,643
1,555	StoneX Group, Inc.*	157,786
23,236	Towne Bank/Portsmouth VA	750,523
		10,773,757
	INDUSTRIAL — 18.2%
33,216	AerSale Corp.*	526,474
2,954	Allied Motion Technologies, Inc.	104,690
5,075	Applied Industrial Technologies, Inc.	672,387
4,376	AZZ, Inc.	182,173
14,069	Cactus, Inc. - Class A	765,213
3,775	CSW Industrials, Inc.	456,586
5,692	CTS Corp.	241,910
1,200	Fabrinet*,1	160,092
16,915	Gorman-Rupp Co.	468,207
17,819	Griffon Corp.	629,189
6,750	Hillenbrand, Inc.	337,500
2,503	Materion Corp.	201,642
4,600	Modine Manufacturing Co.*	97,382
3,865	Simpson Manufacturing Co., Inc.	359,638
1,990	SPX Technologies, Inc.*	133,131
5,307	Standex International Corp.	557,500
7,256	UFP Industries, Inc.	593,976
3,498	Universal Logistics Holdings, Inc.	132,819
1,541	Watts Water Technologies, Inc. - Class A	244,171
		6,864,680
	TECHNOLOGY — 14.1%
8,287	Agilysys, Inc.*	550,257
36,546	Alignment Healthcare, Inc.*	486,062
8,970	Amkor Technology, Inc.	251,339
68,838	BTRS Holdings, Inc.*	651,896
52,561	Cvent Holding Corp.*	294,341
3,186	Diodes, Inc.*	293,845
14,714	EngageSmart, Inc.*	249,696
30,791	Intapp, Inc.*	711,580

Zacks Small-Cap Core Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
9,643	KnowBe4, Inc. - Class A*	$238,086
3,067	Lattice Semiconductor Corp.*	223,370
13,678	PowerSchool Holdings, Inc. - Class A*	279,168
7,177	Super Micro Computer, Inc.*	647,581
62,790	UserTesting, Inc.*	465,902
		5,343,123
	UTILITIES — 1.8%
3,589	Clearway Energy, Inc. - Class C	127,194
5,624	Unitil Corp.	308,308
4,889	York Water Co.	223,378
		658,880
	TOTAL COMMON STOCKS
	(Cost $33,890,413)	37,061,962

Principal Amount
	SHORT-TERM INVESTMENTS — 0.9%
$361,683	UMB Bank Demand Deposit, 0.01% [2]	361,683
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $361,683)	361,683

	TOTAL INVESTMENTS — 99.0%
	(Cost $34,252,096)	37,423,645

	Other Assets in Excess of Liabilities — 1.0%	369,679
	TOTAL NET ASSETS — 100.0%	$37,793,324

REIT — Real Estate Investment Trusts

*	Non-income producing security.
1	Foreign security is denominated in U.S. Dollars.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Zacks Small-Cap Core Fund

SUMMARY OF INVESTMENTS

As of November 30, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	28.5%
Industrial	18.2%
Consumer, Non-cyclical	14.3%
Technology	14.1%
Energy	7.2%
Consumer, Cyclical	6.9%
Basic Materials	4.4%
Communications	2.7%
Utilities	1.8%
Total Common Stocks	98.1%
Short-Term Investments	0.9%
Total Investments	99.0%
Other Assets in Excess of Liabilities	1.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Zacks Dividend Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS — 96.4%
	BASIC MATERIALS — 2.4%
12,117	Celanese Corp.	$1,300,154
35,248	Dow, Inc.	1,796,591
17,073	Eastman Chemical Co.	1,478,863
		4,575,608
	COMMUNICATIONS — 6.2%
121,959	AT&T, Inc.	2,351,370
83,164	Cisco Systems, Inc.	4,134,914
55,626	Comcast Corp. - Class A	2,038,137
83,584	Verizon Communications, Inc.	3,258,104
		11,782,525
	CONSUMER, CYCLICAL — 8.0%
191,825	Ford Motor Co.	2,666,367
14,870	Home Depot, Inc.	4,817,731
10,464	McDonald's Corp.	2,854,475
32,495	Walmart, Inc.	4,952,888
		15,291,461
	CONSUMER, NON-CYCLICAL — 27.2%
14,870	Abbott Laboratories	1,599,715
22,030	AbbVie, Inc.	3,550,795
33,596	Altria Group, Inc.	1,564,902
38,553	Bristol-Myers Squibb Co.	3,095,035
48,467	Coca-Cola Co.	3,082,986
29,190	CVS Health Corp.	2,973,877
28,089	Gilead Sciences, Inc.	2,467,057
28,639	Johnson & Johnson	5,097,742
24,784	Medtronic PLC[1]	1,958,927
50,119	Merck & Co., Inc.	5,519,104
41,857	Mondelez International, Inc. - Class A	2,829,952
24,784	PepsiCo, Inc.	4,597,680
94,730	Pfizer, Inc.	4,748,815
34,698	Philip Morris International, Inc.	3,458,350
36,901	Procter & Gamble Co.	5,504,153
		52,049,090
	ENERGY — 10.6%
36,307	Chevron Corp.	6,655,436

Zacks Dividend Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	ENERGY (Continued)
39,654	ConocoPhillips	$4,897,666
57,159	Exxon Mobil Corp.	6,364,083
122,819	Kinder Morgan, Inc.	2,348,299
		20,265,484
	FINANCIAL — 24.7%
21,480	Arthur J. Gallagher & Co.	4,276,883
60,032	Bank of America Corp.	2,272,211
36,901	Bank of New York Mellon Corp.	1,693,756
5,508	BlackRock, Inc.	3,943,728
20,378	Citigroup, Inc.	986,499
12,117	Crown Castle, Inc. - REIT	1,713,707
17,073	Fidelity National Financial, Inc.	689,066
47,916	Fifth Third Bancorp	1,742,226
20,378	Gaming and Leisure Properties, Inc. - REIT	1,072,087
53,423	Healthpeak Properties, Inc. - REIT	1,402,888
90,875	Huntington Bancshares, Inc.	1,406,745
39,654	JPMorgan Chase & Co.	5,479,390
102,991	KeyCorp	1,937,261
17,624	Lamar Advertising Co. - Class A - REIT	1,764,867
53,974	MetLife, Inc.	4,139,806
12,117	PNC Financial Services Group, Inc.	2,038,806
36,350	Prudential Financial, Inc.	3,926,890
44,611	Truist Financial Corp.	2,088,241
62,786	U.S. Bancorp	2,849,857
24,233	WP Carey, Inc. - REIT	1,909,560
		47,334,474
	INDUSTRIAL — 6.4%
16,523	Caterpillar, Inc.	3,906,202
16,523	Emerson Electric Co.	1,582,408
9,363	General Dynamics Corp.	2,363,128
4,957	Lockheed Martin Corp.	2,405,087
19,827	Raytheon Technologies Corp.	1,957,321
		12,214,146
	TECHNOLOGY — 4.9%
3,305	Broadcom, Inc.	1,821,154

Zacks Dividend Fund
SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
38,901	Intel Corp.	$1,169,753
11,565	International Business Machines Corp.	1,722,029
18,175	Microsoft Corp.	4,637,169
		9,350,105
	UTILITIES — 6.0%
27,538	Evergy, Inc.	1,630,525
40,756	FirstEnergy Corp.	1,680,777
30,292	Public Service Enterprise Group, Inc.	1,834,181
44,611	Southern Co.	3,017,488
34,147	WEC Energy Group, Inc.	3,385,334
		11,548,305
	TOTAL COMMON STOCKS
	(Cost $161,523,943)	184,411,198

Principal Amount
	SHORT-TERM INVESTMENTS — 3.4%
$6,526,963	UMB Bank Demand Deposit, 0.01% [2]	6,526,963
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $6,526,963)	6,526,963

	TOTAL INVESTMENTS — 99.8%
	(Cost $168,050,906)	190,938,161

	Other Assets in Excess of Liabilities — 0.2%	370,671
	TOTAL NET ASSETS — 100.0%	$191,308,832

PLC — Public Limited Company

REIT — Real Estate Investment Trusts

[1]	Foreign security is denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Zacks Dividend Fund
SUMMARY OF INVESTMENTS
As of November 30, 2022

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	27.2%
Financial	24.7%
Energy	10.6%
Consumer, Cyclical	8.0%
Industrial	6.4%
Communications	6.2%
Utilities	6.0%
Technology	4.9%
Basic Materials	2.4%
Total Common Stocks	96.4%
Short-Term Investments	3.4%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of November 30, 2022

	Zacks All-Cap Core Fund	Zacks Small-Cap Core Fund	Zacks Dividend Fund
Assets:
Investments, at value (cost $40,502,683, $34,252,096 and $168,050,906, respectively)	$52,561,269	$37,423,645	$190,938,161
Receivables:
Investment securities sold	-	2,633,260	-
Fund shares sold	847	27,945	160,091
Dividends and interest	89,165	20,111	590,082
Reclaims receivable	654	1,164	-
Securities lending income	-	2	1
Prepaid expenses	17,620	5,812	36,695
Total Assets	52,669,555	40,111,939	191,725,030

Liabilities:
Payables:
Investment securities purchased	-	2,213,796	-
Fund shares redeemed	4,971	6,432	218,121
Advisory fees	25,242	17,674	127,606
Distribution fees (Note 7)	-	3,280	3,570
Fund administration and accounting fees	10,933	12,200	19,182
Transfer agent fees and expenses	3,135	6,310	5,489
Custody fees	1,258	4,610	4,714
Auditing fees	19,242	19,200	19,196
Trustees' Deferred Compensation (Note 3)	7,586	7,327	8,049
Legal fees	1,841	3,472	1,194
Trustees' fees and expenses	1,476	4,920	1,490
Chief Compliance Officer fees	758	964	746
Accrued other expenses	3,709	18,430	6,841
Total Liabilities	80,151	2,318,615	416,198
Net Assets	$52,589,404	$37,793,324	$191,308,832

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$34,925,882	$34,430,868	159,070,838
Total distributable earnings (accumulated deficit)	17,663,522	3,362,456	32,237,994
Net Assets	$52,589,404	$37,793,324	$191,308,832

Maximum Offering Price per Share:
Investor Class:
Net assets applicable to shares outstanding	$-	$16,198,719	17,992,823
Shares of beneficial interest issued and outstanding	-	512,805	708,937
Offering and redemption price per share	$-	$31.59	25.38

Institutional Class:
Net assets applicable to shares outstanding	$52,589,404	$21,594,605	173,316,009
Shares of beneficial interest issued and outstanding	1,801,503	670,605	6,904,321
Offering and redemption price per share	$29.19	$32.20	25.10

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended November 30, 2022

	Zacks All-Cap Core Fund	Zacks Small-Cap Core Fund	Zacks Dividend Fund
Investment income:
Dividends	$928,750	$814,182	$5,414,063
Interest	146	42	559
Securities lending income	-	986	-
Total investment income	928,896	815,210	5,414,622

Expenses:
Advisory fees	472,872	391,214	1,387,391
Distribution fees - Investor Class (Note 7)	-	45,754	108,146
Fund administration and accounting fees	90,310	93,775	198,983
Transfer agent fees and expenses	20,830	38,309	45,830
Custody fees	12,445	6,641	21,058
Registration fees	22,988	34,981	45,976
Auditing fees	18,998	18,998	18,998
Legal fees	10,499	6,013	14,501
Chief Compliance Officer fees	8,232	8,532	7,732
Trustees' fees and expenses (Note 3)	6,399	8,998	7,501
Shareholder reporting fees	6,091	2,379	7,999
Insurance fees	3,559	3,490	3,696
Miscellaneous	3,203	5,501	5,506
Total expenses	676,426	664,585	1,873,317
Advisory fees (waived) recovered	(85,337)	(123,238)	55,361
Net expenses	591,089	541,347	1,928,678
Net investment income (loss)	337,807	273,863	3,485,944

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,297,880	(10,848)	8,834,701
Net realized gain (loss)	5,297,880	(10,848)	8,834,701
Net change in unrealized appreciation/depreciation on:
Investments	(12,314,971)	(2,204,402)	(3,298,275)
Net change in unrealized appreciation/depreciation	(12,314,971)	(2,204,402)	(3,298,275)
Net realized and unrealized gain (loss)	(7,017,091)	(2,215,250)	5,536,426

Net Increase (Decrease) in Net Assets from Operations	$(6,679,284)	$(1,941,387)	9,022,370

See accompanying Notes to Financial Statements.

Zacks All-Cap Core Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$337,807	$158,918
Net realized gain (loss) on investments	5,297,880	3,849,408
Net change in unrealized appreciation/depreciation on investments	(12,314,971)	9,719,474
Net increase (decrease) in net assets resulting from operations	(6,679,284)	13,727,800

Distributions to Shareholders:
Distributions:
Institutional Class	(4,003,358)	(2,664,717)
Total distributions to shareholders	(4,003,358)	(2,664,717)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	16,358,249	17,752,563
Reinvestment of distributions:
Institutional Class	1,705,956	1,138,197
Cost of shares redeemed:
Institutional Class[1]	(23,735,668)	(10,967,473)
Net increase (decrease) in net assets from capital transactions	(5,671,463)	7,923,287

Total increase (decrease) in net assets	(16,354,105)	18,986,370

Net Assets:
Beginning of period	68,943,509	49,957,139
End of period	$52,589,404	$68,943,509

Capital Share Transactions:
Shares sold:
Institutional Class	555,177	555,981
Shares reinvested:
Institutional Class	52,410	42,109
Shares redeemed:
Institutional Class	(823,904)	(360,673)
Net increase (decrease) in capital share transactions	(216,317)	237,417

[1]	Net of redemption fee proceeds received of $6,154 and $65, respectively.

See accompanying Notes to Financial Statements.

Zacks Small-Cap Core Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$273,863	$89,512
Net realized gain (loss) on investments and securities sold short	(10,848)	14,696,971
Net change in unrealized appreciation/depreciation on investments	(2,204,402)	435,709
Net increase (decrease) in net assets resulting from operations	(1,941,387)	15,222,192

Distributions to Shareholders:
Distributions:
Investor Class	(549,853)	-
Institutional Class	(691,126)	-
Total distributions to shareholders	(1,240,979)	-

Capital Transactions:
Net proceeds from shares sold:
Investor Class	1,385,530	2,451,055
Institutional Class	5,825,306	1,586,740
Reinvestment of distributions:
Investor Class	529,720	-
Institutional Class	677,180	-
Cost of shares redeemed:
Investor Class[1]	(7,611,569)	(8,120,722)
Institutional Class[2]	(8,731,533)	(9,555,271)
Net increase (decrease) in net assets from capital transactions	(7,925,366)	(13,638,198)

Total increase (decrease) in net assets	(11,107,732)	1,583,994

Net Assets:
Beginning of period	48,901,056	47,317,062
End of period	$37,793,324	$48,901,056

Capital Share Transactions:
Shares sold:
Investor Class	43,764	78,212
Institutional Class	178,939	52,785
Shares reinvested:
Investor Class	16,062	-
Institutional Class	20,312	-
Shares redeemed:
Investor Class	(239,338)	(279,069)
Institutional Class	(287,161)	(315,930)
Net increase (decrease) in capital share transactions	(267,422)	(464,002)

[1]	Net of redemption fee proceeds of $0 and $637, respectively.

[2]	Net of redemption fee proceeds of $856 and $860, respectively.

See accompanying Notes to Financial Statements.

Zacks Dividend Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$3,485,944	$2,268,547
Net realized gain (loss) on investments	8,834,701	4,287,748
Net change in unrealized appreciation/depreciation on investments	(3,298,275)	15,915,178
Net increase (decrease) in net assets resulting from operations	9,022,370	22,471,473

Distributions to Shareholders:
Distributions:
Investor Class	(2,812,031)	(1,730,540)
Institutional Class	(4,769,382)	(1,135,143)
Total distributions to shareholders	(7,581,413)	(2,865,683)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	60,954,681	31,625,291
Institutional Class	124,437,519	39,268,908
Reinvestment of distributions:
Investor Class	2,787,043	1,723,283
Institutional Class	3,315,495	770,803
Cost of shares redeemed:
Investor Class[1]	(126,461,373)	(33,575,596)
Institutional Class[2]	(29,386,438)	(11,885,124)
Net increase (decrease) in net assets from capital transactions	35,646,927	27,927,565

Total increase (decrease) in net assets	37,087,884	47,533,355

Net Assets:
Beginning of period	154,220,948	106,687,593
End of period	$191,308,832	$154,220,948

Capital Share Transactions:
Shares sold:
Investor Class	2,444,296	1,331,587
Institutional Class	5,084,990	1,635,289
Shares reinvested:
Investor Class	112,325	76,099
Institutional Class	137,653	33,808
Shares redeemed:
Investor Class	(5,197,708)	(1,414,150)
Institutional Class	(1,207,599)	(504,816)
Net increase (decrease) in capital share transactions	1,373,957	1,157,817

[1]	Net of redemption fee proceeds of $246,997 and $10,895, respectively.

[2]	Net of redemption fee proceeds of $10,570 and $8,466, respectively.

See accompanying Notes to Financial Statements.

Zacks All-Cap Core Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$34.17	$28.06	$26.95	$25.89	$26.81
Income from Investment Operations:
Net investment income (loss) [1]	0.17	0.09	0.18	0.22	0.16
Net realized and unrealized gain (loss)	(3.19)	7.53	3.25	3.21	0.96
Total from investment operations	(3.02)	7.62	3.43	3.43	1.12

Less Distributions:
From net investment income	(0.08)	(0.17)	(0.25)	(0.10)	-
From net realized gain	(1.88)	(1.34)	(2.07)	(2.27)	(2.04)
Total distributions	(1.96)	(1.51)	(2.32)	(2.37)	(2.04)

Redemption fee proceeds[1]	- [2]	(-)[2]	- [2]	- [2]	- [2]
Net asset value, end of period	$29.19	$34.17	$28.06	$26.95	$25.89

Total return[3]	(9.43)%	28.54%	13.84%	15.07%	4.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$52,589	$68,944	$49,957	$41,381	$42,609

Ratio of expenses to average net assets:
Before fees waived/recovered	1.14%	1.14%	1.22%	1.28%	1.44%
After fees waived/recovered	1.00%	1.00%	1.00%	1.00%	1.17%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.43%	0.14%	0.49%	0.60%	0.35%
After fees waived/recovered	0.57%	0.28%	0.71%	0.88%	0.62%

Portfolio turnover rate	27%	25%	38%	38%	29%

[1]	Based on average shares outstanding during the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investor shares were re-designated as Institutional shares on April 16, 2018.

[4]	Effective April 16, 2018 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of average daily net assets of the Fund. Prior to April 16, 2018, the annual operating expense limitation was 1.55%.

See accompanying Notes to Financial Statements.

Zacks Small-Cap Core Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$33.36	$24.48	$26.80	$27.49	$32.58
Income from Investment Operations:
Net investment income (loss)[1]	0.15	0.01	(0.08)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(1.13)	8.87	(2.21)	1.79	(1.27)
Total from investment operations	(0.98)	8.88	(2.29)	1.71	(1.32)

Less Distributions:
From net investment income	(0.01)	-	(0.03)	-	-
From net realized gain	(0.78)	-	-	(2.40)	(3.77)
Total distributions	(0.79)	-	(0.03)	(2.40)	(3.77)

Redemption fee proceeds[1]	-	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$31.59	$33.36	$24.48	$26.80	$27.49

Total return[3]	(3.01)%	36.23%	(8.54)%	7.55%	(4.36)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,199	$23,092	$21,867	$48,666	$111,399

Ratio of expenses to average net assets:
Before fees waived/recovered	1.67%	1.61%	1.63%	1.53%	1.49%
After fees waived/recovered	1.39%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.20%	(0.17)%	(0.61)%	(0.45)%	(0.27)%
After fees waived/recovered	0.48%	0.05%	(0.37)%	(0.31)%	(0.17)%

Portfolio turnover rate	94%	116%	135%	114%	129%

[1]	Based on average shares outstanding during the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Zacks Small-Cap Core Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$34.03	$24.91	$27.29	$27.88	$32.92
Income from Investment Operations:
Net investment income (loss) [1]	0.23	0.09	(0.03)	(0.01)	0.02
Net realized and unrealized gain (loss)	(1.15)	9.03	(2.23)	1.82	(1.29)
Total from investment operations	(0.92)	9.12	(2.26)	1.81	(1.27)

Less Distributions:
From net investment income	(0.13)	-	(0.12)	-	-
From net realized gain	(0.78)	-	-	(2.40)	(3.77)
Total distributions	(0.91)	-	(0.12)	(2.40)	(3.77)

Redemption fee proceeds[1]	-	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$32.20	$34.03	$24.91	$27.29	$27.88

Total return[3]	(2.77)%	36.57%	(8.28)%	7.78%	(4.11)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,595	$25,809	$25,450	$55,110	$42,212

Ratio of expenses to average net assets:
Before fees waived/recovered	1.42%	1.36%	1.38%	1.28%	1.24%
After fees waived/recovered	1.14%	1.14%	1.14%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.45%	0.08%	(0.36)%	(0.20)%	(0.02)%
After fees waived/recovered	0.73%	0.30%	(0.12)%	(0.06)%	0.08%

Portfolio turnover rate	94%	116%	135%	114%	129%

[1]	Based on average shares outstanding during the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Zacks Dividend Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$24.72	$21.00	$21.89	$20.87	$20.78
Income from Investment Operations:
Net investment income (loss)[1]	0.45	0.37	0.42	0.39	0.36
Net realized and unrealized gain (loss)	1.16	3.85	(0.71)	1.87	0.48
Total from investment operations	1.61	4.22	(0.29)	2.26	0.84

Less Distributions:
From net investment income	(0.38)	(0.37)	(0.41)	(0.37)	(0.34)
From net realized gain	(0.71)	(0.13)	(0.19)	(0.87)	(0.41)
Total distributions	(1.09)	(0.50)	(0.60)	(1.24)	(0.75)

Redemption fee proceeds[1]	0.14	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$25.38	$24.72	$21.00	$21.89	$20.87

Total return[3]	7.26%	20.35%	(1.11)%	11.71%	4.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,993	$82,818	$70,481	$70,157	$51,121

Ratio of expenses to average net assets:
Before fees waived/recovered	1.27%	1.30%	1.37%	1.43%	1.58%
After fees waived/recovered	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.85%	1.57%	2.06%	1.81%	1.49%
After fees waived/recovered	1.82%	1.57%	2.13%	1.94%	1.77%

Portfolio turnover rate	27%	17%	14%	13%	25%

[1]	Based on average shares outstanding during the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Zacks Dividend Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$24.71	$20.99	$21.89	$20.87	$20.78
Income from Investment Operations:
Net investment income (loss) [1]	0.50	0.44	0.46	0.45	0.41
Net realized and unrealized gain (loss)	1.08	3.84	(0.71)	1.87	0.48
Total from investment operations	1.58	4.28	(0.25)	2.32	0.89

Less Distributions:
From net investment income	(0.48)	(0.43)	(0.46)	(0.43)	(0.39)
From net realized gain	(0.71)	(0.13)	(0.19)	(0.87)	(0.41)
Total distributions	(1.19)	(0.56)	(0.65)	(1.30)	(0.80)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	-
Net asset value, end of period	$25.10	$24.71	$20.99	$21.89	$20.87

Total return[3]	6.59%	20.65%	(0.89)%	12.04%	4.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$173,316	$71,403	$36,206	$16,694	$1,562

Ratio of expenses to average net assets:
Before fees waived/recovered	1.02%	1.05%	1.12%	1.18%	1.33%
After fees waived/recovered	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	2.10%	1.82%	2.31%	2.06%	1.74%
After fees waived/recovered	2.07%	1.82%	2.38%	2.19%	2.02%

Portfolio turnover rate	27%	17%	14%	13%	25%

[1]	Based on average shares outstanding during the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Zacks Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2022

Note 1 – Organization

Zacks All-Cap Core Fund (the “All-Cap Core Fund”), Zacks Small-Cap Core Fund (the “Small-Cap Core Fund”) and Zacks Dividend Fund (the “Dividend Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Manager Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The All-Cap Core Fund’s primary investment objectives are primary capital appreciation and secondarily, to provide shareholders with income through dividends. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on December 5, 2005, with two classes of shares, Class A and Class C. The Fund re-designated Class A shares to Investor Class shares effective October 31, 2016. The Class C shares converted to Investor Class shares on April 16, 2018. The Investor Class shares were re-designated to Institutional Class shares on April 16, 2018.

The Small-Cap Core Fund’s primary investment objective is capital appreciation. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on June 30, 2011. The Fund currently offers two classes of shares: Investor Class and Institutional Class. The outstanding shares of the Fund were renamed Investor Class on December 20, 2013. Class C commenced investment operations on December 31, 2013. Class I commenced investment operations on February 28, 2014. The Fund converted Class C shares into Investor Class shares and re-designated Class I shares to Institutional Class shares effective October 31, 2016.

The Dividend Fund’s primary investment objectives are capital appreciation and dividend income. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on January 31, 2014, with one class of shares, Investor Class. Institutional Class shares commenced operations on January 31, 2017.

With regards to the All-Cap Core Fund, Small-Cap Core Fund and Dividend Fund, the shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Funds’ valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Funds’ portfolio investments, subject to the Board’s oversight.  As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Funds must utilize fair value pricing.  Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

Zacks Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

(b) Short Sales

The Small-Cap Core Fund may engage in short sales. Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

In conjunction with the use of short sales, the Fund may be required to maintain collateral in various forms.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Zacks Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended November 30, 2019 - 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Funds will make distributions of net investment income and net capital gains, if any, at least annually, except for the Dividend Fund which will distribute net investment income, if any, quarterly. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

(g) Securities Lending

The Funds have entered into a securities lending agreement with Mitsubishi UFJ Trust and Banking Corporation.  Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash or other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“Government Securities”) at all times equal to at least 102% (105% for foreign securities) of the market value on the securities loaned.  Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received.  When this occurs, the collateral is adjusted so that the market value of the collateral is not less than the initial margin requirement. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.  During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investments of the cash collateral.  Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement.  Securities lending income is disclosed as such in the Statement of Operations.

Zacks Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

As of November 30, 2022, the Funds did not loan any securities.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Zacks Investment Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expense on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following levels of each Fund’s average daily net assets. This agreement is in effect until March 31, 2025 and it may be terminated before that date only by the Trust’s Board of Trustees. The table below contains the investment advisory fee annual rate and the expense cap by Fund and by Class:

	Investment Advisory	Total Limit on Annual Operating Expenses†
	Fees	Investor Class	Institutional Class
All-Cap Core Fund	0.80%	-	1.00%
Small-Cap Core Fund	0.90%	1.39%	1.14%
Dividend Fund	0.80%	1.30%	1.05%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

For the year ended November 30, 2022, the Advisor waived its fees as follows:

Advisory Fees
All-Cap Core Fund	$85,337
Small-Cap Core Fund	123,238
Total	$208,575

For the year ended November 30, 2022, the Advisor recovered $55,361 of previously waived advisory fees and/or other expenses absorbed from the Dividend Fund.

The Advisor is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At November 30, 2022, the amount of these potentially recoverable expenses was $260,878, $382,909 and $62,101 for the All-Cap Core Fund, Small-Cap Core Fund and Dividend Fund, respectively. The Advisor may recapture all or a portion of these amounts no later than November 30, of the years stated below:

Zacks Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

	All-Cap Core Fund	Small-Cap Core Fund	Dividend Fund
2023	$96,872	$152,963	$62,101
2024	78,669	106,708	-
2025	85,337	123,238	-
Total	$260,878	$382,909	$62,101

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended November 30, 2022, are reported on the Statements of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended November 30, 2022, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended November 30, 2022, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At November 30, 2022, gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	All-Cap Core Fund	Small-Cap Core Fund	Dividend Fund
Cost of investments	$40,524,096	$34,287,223	$168,606,085

Gross unrealized appreciation	$14,549,195	$5,098,877	$31,213,306
Gross unrealized depreciation	(2,512,022)	(1,962,455)	(8,881,230)
Net unrealized appreciation on investments	$12,037,173	$3,136,422	$22,332,076

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Zacks Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

Increase (Decrease)
	Paid-In Capital	Total Accumulated Earnings/(Deficit)
All-Cap Core Fund	$-	$-
Small-Cap Core Fund	(2)	2
Dividend Fund	-	-

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	All-Cap Core Fund	Small-Cap Core Fund	Dividend Fund
Undistributed ordinary income	$343,154	$234,946	$678,452
Undistributed long-term gains	5,290,781	-	9,235,515
Tax accumulated earning	5,633,935	234,946	9,913,967

Accumulated capital and other losses	$-	$(1,585)	$-

Unrealized appreciation (depreciation) on investments	12,037,173	3,136,422	22,332,076
Unrealized deferred compensation	(7,586)	(7,327)	(8,049)

Total accumulated earnings (deficit)	$17,663,522	$3,362,456	$32,237,994

The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 were as follows:

	All-Cap Core Fund		Small-Cap Core Fund		Dividend Fund
	2022	2021	2022	2021	2022	2021
Distributions paid from:
Ordinary income	$921,715	$299,811	$114,846	$-	$4,186,720	$2,183,307
Long-term capital gains	3,081,643	2,364,906	1,126,133	-	3,394,693	682,376
Total distributions paid	$4,003,358	$2,664,717	$1,240,979	$-	$7,581,413	$2,865,683

At November 30, 2022, the Funds had the following accumulated capital loss carryforwards.

Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total
All-Cap Core Fund	$-	$-	$-
Small-Cap Core Fund	1,585	-	1,585
Dividend Fund	-	-	-

Zacks Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fees

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended November 30, 2022 and 2021, redemption fees were as follows:

	November 30, 2022	November 30, 2021
All-Cap Core Fund	$6,154	$65
Small-Cap Core Fund	856	1,497
Dividend Fund	257,567	19,361

Note 6 – Investment Transactions

For the year ended November 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
All-Cap Core Fund	$15,503,594	$23,348,951
Small-Cap Core Fund	40,792,791	49,671,652
Dividend Fund	73,719,633	45,417,372

Note 7 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares, payable to IMST Distributors, LLC. Institutional Class shares do not pay any distribution fees.

For the year ended November 30, 2022, the distribution fees incurred for the Small-Cap Core Fund and Dividend Fund are disclosed on the Statements of Operations. The All-Cap Core Fund only consists of Institutional Class shares and does not pay distribution fees.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Zacks Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2022, in valuing the Funds' assets carried at fair value:

All-Cap Core Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$52,383,225	$-	$-	$52,383,225
Short-Term Investments	178,044	-	-	178,044
Total Investments	$52,561,269	$-	$-	$52,561,269

Small-Cap Core Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$37,061,962	$-	$-	$37,061,962
Short-Term Investments	361,683	-	-	361,683
Total Investments	$37,423,645	$-	$-	$37,423,645

Dividend Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$184,411,198	$-	$-	$184,411,198
Short-Term Investments	6,526,963	-	-	6,526,963
Total Investments	$190,938,161	$-	$-	$190,938,161

*	The Fund did not hold any Level 2 or Level 3 securities at period end.
[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument.  Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Funds may incur losses.  The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment.  The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time.  Management is actively monitoring these events.

Zacks Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

Note 11 – New Accounting Pronouncement

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

Zacks Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2022

The Funds declared the payment of a distribution to be paid, on December 13, 2022, to shareholders of record on December 12, 2022 as follows:

		Long-Term Capital Gain	Short-Term Capital Gain	Income
All-Cap Core Fund	Institutional Class	$2.91383	$-	$0.19145
Small-Cap Core Fund	Investor Class	-	-	0.14894
Small-Cap Core Fund	Institutional Class	-	-	0.23896
Dividend Fund	Investor Class	1.08943	-	0.07428
Dividend Fund	Institutional Class	1.08943	-	0.08331

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Zacks Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Zacks All-Cap Core Fund, Zacks Small-Cap Core Fund, and Zacks Dividend Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of November 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 27, 2023

Zacks Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gains Designation

For the fiscal year ended November 30, 2022, the All-Cap Core, Small-Cap Core and Dividend Income Funds designate $3,081,643, $1,126,133, and $3,394,693, respectively, as a 20% rate gain distribution for purposes of the dividends paid deduction.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the All-Cap Core, Small-Cap Core and Dividend Funds designate income dividends of 100%, 100% and 100%, respectively, as qualified dividend income paid during the fiscal year ended November 30, 2022.

Corporate Dividends Received Deduction

For the fiscal year ended November 30, 2022, 100%, 100% and 100% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the All-Cap Core, Small-Cap Core and Dividend Funds, respectively.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 453-4003. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	3	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	3	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	3	None.

Zacks Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustee:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	3	SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); Fusion Acquisition Corp II.
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	3	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A

Zacks Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 54 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Zacks Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on September 13-14, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Zacks Investment Management, Inc. (the “Investment Advisor”) for an additional one-year term from when it otherwise would expire, with respect to the following series of the Trust (each a “Fund” and together, the “Funds”):

●	Zacks All-Cap Core Fund (the “All-Cap Core Fund”),

●	Zacks Dividend Fund (the “Dividend Fund”), and

●	Zacks Small-Cap Core Fund (the “Small-Cap Core Fund”).

In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended June 30, 2022; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Zacks Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Nature, Extent, and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

●	The All-Cap Core Fund’s total return for the one-year period was above the Peer Group and Large Blend Fund Universe median returns and the Russell 3000 Index return. The Fund’s annualized total returns for the three- and five-year periods were above the Peer Group and Fund Universe median returns, but below the Russell 3000 Index returns by 0.15% and 0.05%, respectively. For the ten-year period, the Fund’s annualized total return was above the Peer Group median return, but below the Fund Universe median return and the Russell 3000 Index return by 0.39% and 1.49%. The Trustees observed that the Fund’s volatility of returns, as measured by its standard deviation; its risk adjusted returns, as measured by its Sharpe ratio; and its downside volatility, as measured by its Morningstar risk score, ranked it in the first or second quartile of the funds (which are the most favorable) in the Peer Group and Fund Universe for the three-, five-, and ten-year periods.

●	The Dividend Fund’s annualized total returns for the one-, three-, and five-year periods were above the Peer Group and Large Value Fund Universe median returns and the Russell 1000 Value Index returns.

●	The Small-Cap Core Fund’s annualized total returns for the one- and ten-year periods were above the Peer Group and Small Blend Fund Universe median returns and the Russell 2000 Index returns. For the three-year period, the Fund’s annualized total return was above the Russell 2000 Index return, but below the Fund Universe and Peer Group median returns by 0.91% and 1.86%, respectively. The Fund’s annualized total return for the five-year period was below the Fund Universe and Peer Group median returns and the Russell 2000 Index return by 0.36%, 0.41%, and 0.51%, respectively. The Trustees considered the Investment Advisor’s explanation that the Fund’s underperformance relative to the Peer Group was due in large part to the COVID-19 pandemic and the Fund’s risk management, which provides protection during market downturns but may limit full participation during bull markets. The Trustees also observed that the Fund’s standard deviation ranked it in the top half of the funds in the Peer Group, which meant that the Fund had taken on less risk than most funds in the Peer Group, for the three-, five-, and ten-year periods.

The Board also considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

●	The All-Cap Core Fund’s annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Large Blend Fund Universe medians by 0.055% and 0.2175%, respectively. The Trustees noted the Investment Advisor’s observations that the Fund has the flexibility to move between capitalization structures and growth and value strategies, which generally requires more work than managing other funds in the Peer Group and Fund Universe. The Trustees also noted that the Fund’s advisory fee was within the range of advisory fees that the Investment Advisor charges institutional clients to manage separate accounts with similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

Zacks Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median, but higher than the Fund Universe median by 0.27%. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

●	The Dividend Fund’s annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Large Value Fund Universe medians by 0.05% and 0.15%, respectively. The Trustees considered that the Fund’s advisory fee was not in the highest quartile of those funds in the Peer Group. The Trustees noted that the Fund’s advisory fee was within the range of advisory fees that the Investment Advisor charges institutional clients to manage separate accounts with similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.07% and 0.30%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Board also considered the Investment Advisor’s observation that unlike many of the funds in the Peer Group, the Fund belongs to a smaller fund family and is not able to take advantage of economies of scale or support lower expense caps like other funds in the Peer Group.

●	The Small-Cap Core Fund’s annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Small Blend Fund Universe medians by 0.09% and 0.15%, respectively. The Trustees considered that the Fund’s advisory fee was not in the highest quartile of those funds in the Peer Group and Fund Universe. The Trustees noted that the Fund’s advisory fee was within the range of advisory fees that the Investment Advisor charges institutional clients to manage separate accounts with similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.15% and 0.17%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Peer Group and Fund Universe, and that certain of those other funds also had significant assets in other classes.

Zacks Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended June 30, 2022, noting that the Investment Advisor had waived a portion of its advisory fee for the All-Cap Core Fund and the Small-Cap Core Fund, and had recouped fees it previously waived for the Dividend Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profits of the Investment Advisor from its relationships with the All-Cap Core Fund, Small-Cap Core Fund, and Dividend Fund were reasonable.

The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of the Investment Advisor’s association with the Funds generally, and any favorable publicity arising in connection with the Funds’ performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

Zacks Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on September 13-14, 2022 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Zacks All-Cap Core Fund

Zacks Dividend Fund

Zacks Small-Cap Core Fund

The Board has appointed Zacks Investment Management, Inc., the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the periods from July 1, 2021 through June 30, 2022 (the “Program Reporting Periods”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments;

●	An overview of market liquidity for each Fund during the Program Reporting Periods;

●	Each Fund’s ability to meet redemption requests;

●	Each Fund’s cash management;

●	Each Fund’s borrowing activity, if any, in order to meet redemption requests;

●	Each Fund’s compliance with the 15% limit of illiquid investments; and

●	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Periods.

In the Report, the Program Administrator concluded that: (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Periods, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Periods.

Zacks Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Zacks Funds

EXPENSE EXAMPLES

For the Six Months Ended November 30, 2022 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Zacks All-Cap Core Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/22	11/30/22	6/1/22—11/30/22
Institutional Class	Actual Performance	$1,000	$984.80	$4.98
	Hypothetical (5% annual return before expenses)	1,000	1,020.05	5.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Zacks Small-Cap Core Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/22	11/30/22	6/1/22—11/30/22
Investor Class	Actual Performance	$1,000	$1,018.70	$7.04
	Hypothetical (5% annual return before expenses)	1,000	1,018.10	7.03
Institutional Class	Actual Performance	$1,000	$1,019.60	$5.77
	Hypothetical (5% annual return before expenses)	1,000	1,019.35	5.77

Zacks Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended November 30, 2022 (Unaudited)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.39% and 1.14% for Investor Class and Institutional Class shares,respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Zacks Dividend Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/22	11/30/22	6/1/22—11/30/22
Investor Class	Actual Performance	$1,000	$1,018.70	$6.58
	Hypothetical (5% annual return before expenses)	1,000	1,018.55	6.58
Institutional Class	Actual Performance	$1,000	$1,012.10	$5.30
	Hypothetical (5% annual return before expenses)	1,000	1,019.80	5.32

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% and 1.05% for Investor Class and Institutional Class shares,respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

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Zacks Funds

Each a series of Investment Managers Series Trust

Advisor

Zacks Investment Management, Inc.

227 West Monroe, Suite 4350

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 10th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Zacks All-Cap Core Fund – Institutional Class	CZOVX	461418 204
Zacks Small-Cap Core Fund – Investor Class	ZSCCX	461418 428
Zacks Small-Cap Core Fund – Institutional Class	ZSCIX	46141P 313
Zacks Dividend Fund – Investor Class	ZDIVX	46141P 321
Zacks Dividend Fund – Institutional Class	ZDIIX	46141Q 378

Privacy Principles of the Zacks Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Zacks Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 453-4003 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 453-4003 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 453-4003.

Zacks Funds

P.O. Box 2175

 Milwaukee, Wisconsin 53201

Toll Free: (888) 453-4003

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 453-4003.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$48,300	$48,000
Audit-Related Fees	N/A	N/A
Tax Fees	$8,400	$8,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2022	FYE 11/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.— not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	02/06/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	02/06/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	02/06/2023